Summary of Property and Equipment and Related Accumulated Depreciation (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Property, Plant and Equipment [Line Items]
Office equipment	$ 1,158	7,214	5,515
Leasehold improvement	267	1,661	1,585
Motor vehicles	14	88	88
Property and equipment, cost	1,439	8,963	7,188
Less: Accumulated depreciation	(666)	(4,149)	(1,753)
Property and equipment, net	$ 773	4,814	5,435